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                                                                   EXHIBIT 99.8


                                     PROXY

                 THIS PROXY is entered into as of this 31st day of July 1996, between Richard Bradbury ("Bradbury"), an individual, and DSC S.A. de C.V. ("DSC"), a corporation organized under the laws of Mexico.

                                   RECITALS:

         A. As of the date hereof, DSC has entered into the Second Amendment to Agreement (the "Agreement") with International Realty Group, Inc. (the "Company") with respect to a share exchange transaction ("Transaction") between the parties;

         B. DSC will acquire 485,930 shares of the Company's common stock, par value $.001 per share (the "Common Stock") and a promissory note (the "Note") convertible into 38,826,500 shares of Common Stock, at the closing (the "Closing") of the Transaction as provided for in the Agreement;

         C. The Company has filed an Information Statement with the Securities and Exchange Commission ("SEC"), and intends to amend and refile the Information Statement, in order to increase the number of authorized shares of Common Stock from 10,000,000 shares to 450,000,000 shares;

         D. Twenty days after the SEC has completed its review of the Information Statement and the Information Statement has been mailed to the holders of the Common Stock, the Company will amend its Certificate of Incorporation with the State of Delaware to increase the authorized shares of Common Stock and DSC will thereafter convert the Note into 38,826,500 shares of Common Stock;

         E. In order to obtain certain control of the Company prior to the conversion of the Note, DSC has requested that Bradbury grant a proxy to DSC with respect the 4,160,000 shares (the "Shares") of Common Stock owned by Bradbury; and

         F. As a show of his good faith, Bradbury is willing to honor DSC's request and grant DSC a proxy with respect to the Shares, pursuant to the terms and conditions set forth herein.

                 NOW, THEREFORE, it is agreed as follows:

                 1. Recitals. All of the foregoing recitals contained herein are true and correct, and are incorporated herein by reference.

                 2. Grant of Proxy. Subject to the terms and conditions set forth herein, Bradbury hereby grants to DSC a proxy with respect to the Shares. The proxy granted hereby shall permit DSC to exercise the following rights during the term hereof: (i) to attend all meetings of the Company's stockholders (as duly called for in accordance with Delaware law and the Company's Certificate of Incorporation and Bylaws) in the name, place and stead of Bradbury with respect to the Shares, including the right to present the Shares to be counted as
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attending the meeting by proxy for purposes of establishing a quorum, or the right to withhold the Shares in whole or in part from attendance at any such meeting; (ii) to cast such votes at any meeting of the Company's stockholders and any adjournment thereof as shall be entitled to be cast by the holder in accordance with Section 3 hereof; (iii) to execute any documents required or advisable, in accordance with Section 3 hereof, to be executed by the holder of the Shares, including the call of any special meeting of the Company's stockholders, waiver of notice of any meeting of the Company's stockholders, written consents of stockholders, whether unanimous or otherwise, ballots, attendance records or any other similar document; and (iv) to do any or all of the foregoing on behalf of the holder of the Shares to the same effect as if such holder had taken such actions directly all in accordance with Section 3 hereof. DSC shall give Bradbury 10 days prior written notice of any meeting of the Company's stockholders held during the term of this Proxy.

                 3. Vote of Proxy. Notwithstanding Section 2 hereof, the proxy granted hereby shall be used by DSC solely to vote the Shares in order to approve and consummate the Transaction as contemplated by the Agreement. Without limiting the generality of the foregoing, the proxy granted hereby shall not permit DSC to vote the Shares or otherwise approve any of the following actions, other than as contemplated by the Agreement: (i) the merger, consolidation, dissolution or liquidation of the Company; (ii) the sale of all or substantially all of the assets of the Company; (iii) the amendment of the Certificate of Incorporation or By-Laws, or other corporate governing instruments of the Company; (iv) the issuance, sale, pledge, disposal of, grant, or authorization of any shares of capital stock of any class of the Company, (v) the declaration or payment of any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, or enter into or amend any contract, agreement, commitment or arrangement with respect to any of the foregoing; or (vi) the reclassification, combination, split, subdivision or redemption or purchase of any of the Company's capital stock.

                 4. Term of Proxy. The Proxy shall be valid for the period commencing as of the Closing of the Transaction as provided for in the Agreement and terminating upon the earlier of: (i) the date of effectiveness of the amendment to the Company's Certificate of Incorporation to increase the Common Stock as contemplated by the Information Statement, (ii) the termination of the Transaction by the parties thereto; (iii) the breach by DSC or an event of default by DSC of any of the agreements related to the Transaction; or (iv) December 31, 1996.

                 5. Assignment of Proxy. The proxy granted hereby may be exercised exclusively by DSC, acting through any person designated in writing by DSC. The rights and obligations of the parties hereto may not be assigned.

                 6. Confirming Documentation. In order to facilitate the exercise of the proxy granted hereby, Bradbury will, upon request of DSC, execute and deliver written confirmation of the grant of the proxy for the Shares.

                 7. Irrevocability. Except as herein provided, the proxy granted hereby shall be irrevocable during the term of this Proxy.
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                 8.       Indemnification and Compensation.  The DSC agrees to
hold Bradbury harmless from and against any and all liability arising out of any action taken by DSC (or any of its agents acting by, through or on behalf of DSC) pursuant to the proxy granted hereby.

                 9. Representation and Warranty. Bradbury represents and warrants to DSC that he has good and marketable title to and record ownership of the Shares and that the Shares are free and clear of any security interest, pledge, lien or other encumbrance.

                 10. Covenant. Bradbury hereby covenants that the Shares shall not be transferred in any manner whatsoever during the term of this Proxy unless agreed to in writing by DSC and hereby agrees that, during the term of this Proxy, stop transfer instructions may be placed on the Shares with the Company's transfer agent pursuant to the terms of this Proxy.

                 11.      Arbitration.

                          (a)     Referral to Arbitral Authority.  Any
controversy or claim arising out of or relating to this Proxy, or the alleged breach hereof, shall be settled by arbitration before the American Arbitration Association ("AAA") in Miami, Florida. Arbitration under this Section shall be final and binding on the parties The arbitration shall be heard and determined by a panel of three arbitrators, selected in accordance with AAA procedures.
In selecting the presiding arbitrator of the panel, the party-appointed arbitrators or the appointing authority shall not select a person who is related to or who has had prior business dealings with either party or with either party-appointed arbitrator.

                          (b)     Conditions of Arbitration.  Each party shall
be permitted to conduct reasonable pretrial discovery, subject to whatever reasonable limitations the arbitrators may be requested to impose on such discovery procedure or which the arbitrators determine will be necessary in their discretion. Any award rendered by the arbitral tribunal shall be payable in U.S. dollars free of any tax or any other deduction. The award shall include: (i) interest from the date of any breach or other violation of this contract (the arbitrators shall fix an appropriate rate of interest); and (ii) the reasonable attorneys fees and costs incurred by the prevailing party in the arbitration. The arbitrators shall determine all matters in dispute in accordance with the law of Florida.

                 12. Notices. All notices required to be given under this Proxy shall be in writing, sent by certified mail, return receipt requested, postage prepaid, to the following addresses (or such other address as shall be provided in writing from one party hereto to the other parties hereto):

                          If to Richard Bradbury:
                          c/o International Realty Group, Inc.
                          111 Northwest 183rd Street, Suite 350
                          Miami, Florida 33169

                          If to DSC S.A. de C.V.:
                          Monterrey 150,
                          Col. Roma Sur, C.P. 06760
                          Mexico, D.F.

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                 13.      Governing Law.  This Proxy shall be governed by and
construed in accordance with the laws of the State of Delaware.

                 14. Severability. None of the provisions of this Proxy is dependent upon the validity of any other provisions, and the invalidity, illegality or unenforceability, in whole or in part, of any provision shall not affect any other provisions herein contained.

                 15. Waiver. The failure of any party hereto to enforce any provision or provisions of this Proxy shall not be construed as a waiver of any such provision or provisions as to any future violations thereof, nor prevent that party thereafter from enforcing each and every other provision of this Proxy. The waiver of any single remedy shall not constitute a waiver of such party's right to assert all other legal remedies available to such party under the circumstances.

                 16. Binding Effect. This Proxy shall be binding upon the parties hereto, their heirs, personal representatives and successors. The parties hereto hereby agree for themselves, their heirs, personal representatives and successors to execute any instruments and to perform all acts which may be necessary or proper to carry out the purposes of this Proxy.

                 17. Entire Agreement. This Proxy contains the entire understanding of the parties and supersedes any prior written or oral agreement or understanding among the parties hereto relating to the subject matter hereof.

                 18. Captions and Paragraph Headings. Captions and paragraph headings in this Proxy are for convenience, are not a part of this Proxy and shall not be used in construing it.

                 19. Counterparts. This Proxy may be executed in any number of counterparts, all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Proxy the day and year first above written.



                                   /s/ Richard Bradbury
                                   ------------------------------------------
                                   Richard Bradbury


                                   DSC S.A. de C.V.

                                   /s/ Bernardo Dominguez C.
                                   ------------------------------------------
                                   By:
                                   Its: